Exhibit 99.1
                         FOR IMMEDIATE RELEASE

Quad Announces Promotion of Dave Honan to President

Joel Quadracci Continues as Chairman and CEO

SUSSEX, WI, February 17, 2026 — Quad/Graphics, Inc. (NYSE: QUAD) (“Quad” or the “Company”), a marketing experience company that solves complex marketing challenges for its clients, announced today that Dave Honan has been promoted to President in addition to his current role as Chief Operating Officer, a role which he has held since 2022.

Joel Quadracci, who has served as President and CEO since 2006 and Chairman, President and CEO since 2010, will continue as Quad’s Chairman and CEO, remaining focused on long-term strategy, innovation, and stakeholder relationships.

As President and COO, Honan will oversee day-to-day operational leadership across Quad’s business units, working closely with Quadracci and the executive team to advance the company’s strategic vision and growth priorities. He continues to report directly to Quadracci.

“This evolution of our leadership structure supports Quad’s ongoing development as a company committed to solving marketing complexity at scale,” Quadracci said. “During his 17 years with the Company, Dave has consistently demonstrated exceptional leadership in his various roles. Most recently, as COO, he has done an excellent job overseeing operational leadership of our manufacturing platform. I look forward to our continued partnership in his expanded role as he focuses on disciplined execution of our growth initiatives.”

“I’m honored by this opportunity and the confidence Joel and the Board of Directors have placed in me,” Honan said. “Quad has an incredible legacy and exciting future. Our team’s dedication to helping clients navigate the evolving marketing landscape is unmatched, and I’m excited to lead our day-to-day operations as we work to accelerate our momentum. I look forward to partnering with Joel to drive growth, empower our talented teams, and deliver exceptional value for our clients and shareholders.”

Honan joined Quad in 2009 and has held a variety of executive leadership roles, including Chief Accounting Officer, Chief Financial Officer, and, most recently, Chief Operating Officer. He is credited with helping build Quad’s sophisticated, public-company finance and accounting functions and capital structure. He also led operating strategies that improved manufacturing efficiency, drove margin expansion, and supported innovation and new product development as Quad expanded its marketing services offerings—key contributions to the company’s transformation into a marketing experience company.

About Quad

Quad (NYSE: QUAD) is a marketing experience, or MX, company that helps brands make direct consumer connections, from household to in-store to online. The company does this through its MX Solutions Suite, a comprehensive range of marketing and print services that seamlessly integrate creative, production and media solutions across online and offline channels. Supported by state-of-the-art technology and data-driven intelligence, Quad simplifies the complexities of marketing by removing friction wherever it occurs along the marketing journey. The company tailors its uniquely flexible, scalable and connected solutions to each client’s objectives, driving cost efficiencies, improving speed-to-market, strengthening marketing effectiveness and delivering value on client investments.

Quad employs approximately 10,000 people in 10 countries and serves approximately 2,100 clients including industry leading blue-chip companies that serve both businesses and consumers in multiple industry verticals, with a particular focus on commerce, including retail, consumer packaged goods, and direct-to-consumer; financial services; and health. Quad is ranked among the largest agency companies in the U.S. by Ad Age, buoyed by its full-service media agency, Rise, and creative agency, Betty. Quad is also one of the largest commercial printers in North America, according to Printing Impressions.

For more information about Quad, including its commitment to operating responsibly, intentional innovation and values-driven culture, visit quad.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company’s future results, financial condition, sales, earnings, free cash flow, capital expenditures, leverage, margins, objectives, goals, strategies, beliefs, intentions, plans, estimates, prospects, projections and outlook of the Company and can generally be identified by the use of words or phrases such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “project,” “believe,” “continue” or the negatives of these terms, variations on them and other similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause actual results to be materially different from those expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company’s expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control.

The factors that could cause actual results to materially differ include, among others: the impact of increased business complexity as a result of the Company’s transformation to a marketing experience company, including adapting marketing offerings and business processes as required by new markets; the impact of decreasing demand for printing services and significant overcapacity in a highly competitive environment creating downward pricing pressures and potential under-utilization of assets; the impact of changes in postal rates, service levels or regulations; the impact of rapid changes in technology, including artificial intelligence, and the risk the Company is unable to adapt its marketing offerings to compete in this technology-driven environment; the impact of increases in its operating costs, including the cost and availability of raw materials (such as paper, ink components and other materials), inventory, parts for equipment, labor, fuel and other energy costs and freight rates, and the risk the Company is unable to pass along such increases to clients; the impact macroeconomic conditions, including elevated interest rates, postal rate increases, tariffs, trade restrictions, cost pressures and the price and availability of paper, have had, and may continue to have, on the Company’s business, financial condition, cash flows and results of operations (including future uncertain impacts); the risk the Company is unable to reduce costs and improve operating efficiency rapidly enough to meet market conditions; the impact of a data-breach of sensitive information, ransomware attack or other cyber incident on the Company; the fragility and decline in overall distribution channels; the failure to attract and retain qualified talent across the enterprise; the impact of digital media and similar technological changes, including digital substitution by consumers; the failure of clients to perform under contracts or to renew contracts with clients on favorable terms or at all; the failure to successfully identify, manage, complete and integrate acquisitions, investment opportunities or other significant transactions, as well as the successful identification and execution of strategic divestitures; the impact negative publicity could have on our business and brand reputation; the impact of risks associated with the operations outside of the United States (“U.S.”), including trade restrictions, currency fluctuations, the global economy, costs incurred or reputational damage suffered due to improper conduct of its employees, contractors or agents, and geopolitical events like war and terrorism; the impact of significant capital expenditures and investments that may be needed to sustain and grow the Company’s platforms, processes, systems, client and product technology, marketing and talent, to remain technologically and economically competitive, and to adapt to future changes, such as artificial intelligence; the impact of the various restrictive covenants in the Company’s debt facilities on the Company’s ability to operate its business, as well as the uncertain negative impacts macroeconomic conditions may have on the Company’s ability to continue to be in compliance with these restrictive covenants; the impact of an other than temporary decline in operating results and enterprise value that could lead to non-cash impairment charges due to the impairment of property, plant and equipment, goodwill and other intangible assets; the impact of regulatory matters and legislative developments or changes in laws, including changes in cyber-security, consumer protection, safety, privacy and environmental laws; and the impact on the holders of Quad’s class A common stock of a limited active market for such shares and the inability to independently elect directors or control decisions due to the voting power of the class B common stock; and the other risk factors identified in the Company’s most recent Annual Report on Form 10-K, which may be amended or supplemented by subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission.

Except to the extent required by the federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact

Julie Fraundorf
Executive Director, Corporate Development & Investor Relations
IR@quad.com

Media Contact

Claire Ho
Director, Corporate Communications
414-566-2955
cho@quad.com